 SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of
the Commission Only (as
permitted by Rule 14a-6(e)(2))
[]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FLORIDA COMMUNITY BANKS, INC.
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]	Fee paid previously with preliminary materials

[ ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11 (a)(2)  and identify the filing for which the  offsetting fee was  paid  previously.  Identify  the  previous  filing by  Registration
Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:------------------------------------------------

(2) Form, Schedule or Registration Statement No.:	--------------------

(3) Filing Party:	-----------------------------------------------------------------

(4) Date Filed:	March 13, 2008

_______________________

FLORIDA COMMUNITY BANKS, INC.
_______________________

March 13, 2008

Dear Fellow Shareholders:

We are pleased to invite you to Florida Community Banks, Inc.’s 2008 Annual Meeting of Shareholders. This year’s Annual Meeting will be held at our main office located at 1400 North 15th Street, Immokalee, Florida 34142, on Thursday, April 24, 2008, at 5:30 p.m.

The Notice of the 2008 Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting, including an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock and the election of directors. Our directors and officers will be present at the Annual Meeting to respond to any of your questions and discuss our performance and plans for the future.

Regardless of the number of shares that you own, your vote is important. Please sign and date the enclosed Proxy Card or voting instruction form promptly and return it in the postage-paid envelope which has been provided. If you prefer to vote in person at the Annual Meeting, you will be given that opportunity, as well.

On behalf of our Board of Directors, executive officers, and employees, we look forward to seeing you at the Annual Meeting.

Sincerely,

Stephen L. Price
Chairman of the Board,
President and Chief Executive Officer

_______________________

FLORIDA COMMUNITY BANKS, INC.
_______________________

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2008

The 2008 Annual Meeting of Shareholders of Florida Community Banks, Inc. (“FCBI”) will be held at our main office located at 1400 North 15th Street, Immokalee, Florida 34142, on April 24, 2008, at 5:30 p.m. At the meeting, the following items will be presented and voted upon:

I     -                      The election of eight members of FCBI’s Board of Directors;

II   -           The amendment of FCBI’s Articles of Incorporation to increase the authorizednumber of shares of common stock to 25,000,000;

III -	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve the foregoing item; and

The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

FCBI’s Board of Directors has fixed the close of business on March 21, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2008 Annual Meeting. You are encouraged to complete the enclosed Proxy Card or voting instruction form and return it in the enclosed postage prepaid, pre-addressed envelope. If you would like to vote in person, you will be permitted to revoke your proxy by attending the meeting and voting in person at that time.

By Order of the Board of Directors,

Stephen L. Price
Chairman of the Board,
President and Chief Executive Officer

Immokalee, Florida
March 13, 2008

_______________________

FLORIDA COMMUNITY BANKS, INC.
_______________________

PROXY STATEMENT
2008 ANNUAL MEETING OF SHAREHOLDERS

GENERAL MEETING INFORMATION

Date: Thursday, April 24, 2008 Time: 5:30 p.m. Location: Corporate Headquarters 1400 North 15th Street Immokalee, Florida

VOTING PROCEDURES

Solicitation of Proxies

This Proxy Statement and the accompanying Proxy Card are being furnished to Florida Community Banks, Inc.’s (“FCBI”) shareholders of record as of March 21, 2008. Through this mailing, FCBI’s Board of Directors is soliciting proxies for the use at the Annual Meeting. Our Annual Report and Form 10-K are enclosed with this Proxy Statement. These documents provide important information about our business, including audited financial statements, and are first being mailed to our shareholders on or about March 28, 2008.

It is important that your shares be represented by proxy, or that you are present to vote in person at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently plan to be in attendance at the Annual Meeting, we are requesting that you also submit a Proxy Card or voting instruction form, in the event you unexpectedly are unable to attend the Annual Meeting and vote in person. This will ensure that your shares are voted whether or not you are present at the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. The Board recommends that you vote:

►           FOR the election of the eight director nominees;
►           FOR the amendment of our Articles of Incorporation; and
►	FOR the adjournment of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to elect the eight director nominees.

If you do not indicate a preference, the proxy holders will vote in accordance with the Board’s recommendations. Although the Board of Directors knows of no additional business that will be brought up for consideration at the Annual Meeting, execution of the enclosed Proxy Card confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

Voting Procedures

Only our common stockholders of record at the close of business on March 21, 2008, the shareholder record date, will be entitled to vote at the Annual Meeting. Record shareholders representing a majority of our outstanding common stock, whether present or represented by proxy, constitutes a quorum for the holding of the Annual Meeting. On December 31, 2007, the number of shares of our common stock outstanding was 7,909,261, held by approximately 1,200 shareholders. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting.

In accordance with Florida law and FCBI’s Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast.  Any other matters voted upon at the Annual Meeting will be determined by a majority of the votes cast.

A shareholder may abstain or withhold a vote with respect to any item submitted at the Annual Meeting for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since the proposals to be considered at the Annual Meeting will be determined by the total votes cast, abstentions and withheld votes will not affect such matters. The manner in which your shares may be voted depends on how your shares are held.

Record Holders

If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

Shares Held in Brokerage Accounts

If you own shares through a brokerage firm, shares held in “street name,” you may instead receive a voting instruction form with this Proxy Statement that you may use to inform the brokerage firm how you wish your shares to be voted. As with a Proxy Card, you may vote your shares by completing, signing, and returning the voting instruction form in the envelope provided. Many brokerage firms have also arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

If your shares are held by a brokerage firm or bank, under certain circumstances the brokerage firm or bank may be entitled to vote your shares. Such entities have authority to vote their customers’ shares on certain routine matters, including the election of directors. When a firm or bank votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm or bank may not, however, vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. The amendment of our Articles of Incorporation is considered to be a non-routine matter at this Annual Meeting.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine if a quorum will be present, prior to the commencement of the Annual Meeting. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Revocation of Proxy

Any shareholder holding common stock of record may revoke a previously granted proxy at any time prior to it being voted, by delivering to our Corporate Secretary a written notice of revocation or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person.

Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

PROPOSAL I
ELECTION OF DIRECTORS

At the Annual Meeting, shareholders are being asked to elect all eight of our directors to serve one-year terms, or until their respective successors have been duly elected and qualified. Shares of our common stock that are represented by properly executed proxies will be voted for the director nominees named below, unless instructions specified on the Proxy Card provide otherwise.  All of the director nominees have indicated their willingness to serve on our Board of Directors; however, in the event any of the director nominees knowingly becomes unavailable to serve prior to the Annual Meeting, proxies that do not withhold authority to vote for directors will be voted for the election of such other person as the Board of Directors may choose to nominate, unless the Board elects to reduce the size of the Board to the number of director nominees available to serve.  To the best of our knowledge, no nominee is being proposed for election pursuant to any agreement between that person and any other person. With the exception of our President and Chief Executive Officer Stephen L. Price, the Board of Directors believes that all of the other members are “independent directors” as defined by the National Association of Securities Dealers.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director nominee. Abstentions or withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience, age, and beneficial ownership of our common stock of each director nominee is set forth on the following page. Also included in this table is information related to our non-director executive officers. Except as otherwise indicated below, this table includes all shares of common stock for which the director or executive officer has sole voting and investment power, has shared voting and investment power with a spouse, or holds in an IRA or other retirement program as of December 31, 2007, and those shares that an individual has a right to acquire through the exercise of options, or portions thereof, which are either currently exercisable or become exercisable within 60 days of the date of this Proxy Statement. To the best of our knowledge, no shareholder, other than those listed in the following table, beneficially owns 5% or more of our common stock.

Name and Principal Occupation	Age	Year First Elected Director	Shares Owned	Right to Acquire	% of Class
Sam Carter – Immokalee, Florida Chief Credit Officer	54	N/A	500	-	-(1)
Beauford E. Davidson – LaBelle, Florida Owner of Davidson’s Drycleaners.	72	1998	39,794	-	-(1)
Charles Edwards – Fort Myers, Florida Attorney, Geraghty, Dougherty & Edwards P.A.	66	2008	-	-	-(1)
Guy W. Harris – Immokalee, Florida SVP & CFO of FCBI & Florida Community Bank	49	N/A	237,874(2)	3,456	2.97
Patrick B. Langford – LaBelle, Florida Sales Manager for Langford Ford Company.	52	1998	14,678(3)	-	-(1)
Robert K. Mays –Immokalee, Florida Florida Community Bank, Executive Vice President	50	N/A	242,603(2)	-	2.99
Jon R. Olliff – LeHigh Acres, Florida Retired President, Olliff, Trapp, Hamilton & Hered, DDS, P.A.	72	1996	68,600(4)	-	-(1)
James O’Quinn – Immokalee, Florida Retired.	58	1991	384,413(5)	-	4.74
Stephen L. Price – Immokalee, Florida Chairman of the Board and President and Chief Executive Officer, FCBI and Florida Community Bank.	58	1981	181,049(6)	130,737	3.84
Bernard T. Rasmussen – LaBelle, Florida Citrus grower and retired Post Master.	77	1998	67,880(7)	-	-(1)
Daniel G. Rosbough – Immokalee, Florida General Manager of Chapman Fruit Co.	72	1991	415,775(8)	-	5.12
All directors and executive officers as a group (11 individuals)			1,653,166	134,193	22.22%
____________________
(1)	Less than 1%.
(2)	Both totals include 237,514 shares in FCBI’s ESOP.
(3)	Includes 724 shares co-owned by his spouse.
(4)	Includes 34,300 shares owned by Mr. Olliff’s spouse as trustee.
(5)	Includes 4,000 shares owned with his grandchildren.
(6)	Includes 64 shares owned by Mr. Price’s spouse and 1,364 owned with his grandchildren.
(7)	Includes 3,462 shares owned by Mr. Rasmussen’s spouse.
(8)	Includes 20,160 shares owned by F&F Farms, Inc., of which Mr. Rosbough is a 50% owner.
The Board of Directors Recommends that Shareholders Vote “FOR” the Election of the Eight Director Nominees.

Executive Officers Who Are Not Directors

FCBI has no executive officers other than Mr. Price and Mr. Harris. In addition, FCBI’s wholly-owned subsidiary, Florida Community Bank, has two other executive officers; their business experience is described below. None of the executive officers are related by blood, marriage, or adoption to any director or other executive officer. Officers are elected annually by our Board of Directors.

Guy W. Harris, age 49, joined Florida Community Bank in December 2003 as Vice President. Mr. Harris serves as FCBI’s and the Bank’s Chief Financial Officer. Mr. Harris was promoted to Senior Vice President in December 2005.  From July 2001 to August 2003, Mr. Harris was Vice President and Chief Financial Officer of Marine National Bank in Naples. Prior to that Mr. Harris was the Vice President and Controller for Citizens Community Bank in Marco Island.

Robert K. Mays, age 50, joined Florida Community Bank in May 2006 as Executive Vice President of the Bank. From December 1998 to February 2006 he was President of the Grange Bank in Ohio. From December 1991 to December 1998 he was Senior Vice President of Fifth Third Bank in Ohio.

Sam Carter, age 54, joined Florida Community Bank in September 2007 as Chief Credit Officer. Mr. Carter was regional credit officer for Fifth Third Bank in Naples from January 2004 until September 2007. He served as Chief Credit Officer of Heritage Bank in Huntsville, Alabama from 2002 to 2004. Prior to 2002, Mr. Carter was Senior Credit Officer for SouthTrust Bank for 12 years.

BOARD OF DIRECTORS AND COMMITTEES

Meetings

During the year ended December 31, 2007, FCBI’s Board of Directors held four meetings. All of our director nominees attended at least 75% of the total meetings of the Board of Directors and those Board committees on which each director served.  FCBI requires its Directors to attend the Annual Meeting of Shareholders, and in 2007, all of our directors attended.

Committees

The Board has two standing committees – the Executive Committee and the Audit Committee.

Executive Committee – The Executive Committee has the same authority of the Board of Directors and has the ability to take actions on behalf of the Board of Directors when the entire Board is not in session. Through this authority, as provided under Florida law, the Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of FCBI.  The Executive Committee, which is composed of Stephen L. Price (Chairman), James O’Quinn, Daniel G. Rosbough and (Charles Edwards added in 2008), did not meet in 2007, because any matters that would have required the Committees attention were handled by the full Board.

Audit Committee – The Audit Committee reviews FCBI’s auditing, accounting, financial reporting, and internal control functions. The Audit Committee’s duties include recommending our independent auditor, for which it is also responsible for reviewing the services provided by the auditor. The Audit Committee has adopted a formal Charter, which is included with this Proxy Statement as Exhibit A.  The Board of Directors has reviewed the backgrounds and affiliations of the members of the Audit Committee and has concluded that the members of the Audit Committee are all “Independent Directors,” as defined under the National Association of Securities Dealers’ definition, being that they have no relationships that would impair their abilities to objectively and impartially execute their duties as a member of the Audit Committee. The Audit Committee does not have a designated financial expert. Based on the size and scope of FCBI’s operations, its geographic location, the experience of its Board, and the difficulties inherent in recruiting a financial expert, the Board has determined that it is not necessary to have an Audit Committee financial expert at this time.

Report of the Audit Committee

The Audit Committee oversees FCBI’s financial reporting process on behalf of the Board of Directors. The audit functions of the Audit Committee are primarily focused on four areas:

•	The adequacy of FCBI’s internal controls and financial reporting process and the reliability of FBCI’s financial statements;
•	The performance of the internal auditors, as well as the independence of FCBI’s independent auditors;
•	The promotion of candid communication among the independent auditors, management, the Board, and legal counsel; and
•	The oversight of the financial reporting of all subsidiaries of FCBI.

During 2007, the Audit Committee met four times to review and discuss the adequacy of FCBI’s internal audits, internal controls and the objectivity of its financial reporting. These matters were discussed with FCBI’s internal auditors and the independent auditors.

The Audit Committee meets with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. The Audit Committee also selects the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

Management has primary responsibility for FCBI’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of FCBI in conformity with accounting principles generally accepted in the United States of America, and discuss with the Audit Committee any issues they believe should be raised.

The Audit Committee has reviewed FCBI’s audited financial statements as of, and for, the fiscal year ended December 31, 2007, and met with both management and FCBI’s independent auditors to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from, and discussed with, the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to the independent auditors’ independence from FCBI. The Audit Committee has also discussed with that firm matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication with those Charged with Governance).

Based upon those reviews and discussions, the Audit Committee recommended that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. All of the members attended at least 75% of the committee meetings.

Bernard T. Rasmussen (Chairman),
Beauford E. Davidson
Jon R. Olliff
Charles Edwards

Selection of Independent Auditors

Following consultation with and the recommendation of the Audit Committee, the Board of Directors has elected to retain the accounting firm of Schauer Taylor P.C. (“Schauer Taylor”), as the independent auditors for FCBI for the fiscal year ending December 31, 2008. Schauer Taylor has been FCBI’s and Florida Community Bank’s Independent Auditors since 1998. A representative from Schauer Taylor is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Schauer Taylor in connection with the audit of the annual financial statements and the review of the financial statements included in FCBI’s quarterly filings with the Securities and Exchange Commission for the fiscal year ended December 31, 2006 and 2007, were $143,545 and $128,535, respectively.

Audit-Related Fees:  In 2006 and 2007, Schauer Taylor also billed FCBI $96,705 and $67,933, respectively, for fees reasonably related to the performance of its audit and reviews of financial statements. Such fees included travel and miscellaneous related fees.

Tax Fees:  In 2006 and 2007, Schauer Taylor also billed FCBI $21,980 and $17,700, respectively, for tax compliance and advice, including the preparation of FCBI’s corporate tax returns.

          Profit Sharing and Employee Stock Ownership Plans:  In 2006 and 2007, Schauer Taylor also billed FCBI $40,000 and $40,000, respectively, for audit work related to the plans.

All Other Fees: Excluding those fees described above, Schauer Taylor did not bill FCBI in 2006 and 2007 for any other fees.

In all instances, Schauer, Taylor’s performance of those services was pre-approved by FCBI’s Audit Committee, pursuant to FCBI’s corporate policy.

Director Nominations

FCBI does not have a standing Nominating Committee. The Board of Directors as a whole, excluding Stephen L. Price because of his non-independent status as an executive officer, performs the functions of a Nominating Committee for purposes of the annual selection of nominees for the election of directors.  FCBI believes a standing Nominating Committee is not necessary because the Board as a whole considers nominees, is very familiar with the community, and is knowledgeable regarding the selection of directors from within its community.  In addition, seven of FCBI’s eight members have been determined to be “Independent Directors.” The Board has not adopted a formal Charter, nor developed other written guidelines for its nominating process. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations, nor has it to date established any director nominee criteria or shareholder nominee procedures. The Board has historically selected nominees based on their activity in the community, their positions with institutions FCBI has acquired, and their involvement with FCBI’s subsidiary, Florida Community Bank.

Director Compensation

FCBI does not have a standing Compensation Committee. Directors are paid fees of $1,250 per month for their service on the Board of Florida Community Bank. In 2007, the Board of Directors voted to award each director (except for Beauford E. Davidson, and Bernard T. Rasmussen) a $10,000 bonus. In lieu of paying $10,000 bonuses to Messrs. Davidson and Rasmussen, we contributed certain amounts to a deferred compensation program established by Hendry County Bank prior to its 1998 merger with Florida Community Bank. The amounts of these contributions were: (i) $11,351 for Mr. Davidson; and (ii) $3,490 for Mr. Rasmussen. In addition, the Board in addition also awarded Rasmussen a $6,510 bonus. These bonuses and contributions were awarded based on our level of profitability.

Communication with the Board of Directors

FCBI has no formal procedures for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board, the shareholder can mail or deliver such communication to Bernard T. Rasmussen, Chairman of the Audit Committee, Florida Community Banks, Inc., 1400 North 15th Street, Immokalee, Florida 34142. Should a shareholder wish to address the Board in person, it can submit such request to Mr. Price, as well. Depending on the matter which the shareholder wishes to present to the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive compensation program has been designed to:

➢	attract and retain qualified management;
➢	meet short-term financial goals; and
➢	enhance long-term shareholder value.

We strive to pay each of our executive officers the base salary that would ordinarily be paid on the open market for fully qualified officers in similar positions. The Board of Directors, exclusive of Mr. Price, determines the level of base salary and any incentive bonus for our Chief Executive Officer and other executive officers based upon its evaluation of their performance, and value to FCBI and its informal knowledge of the competitors. Actual salary changes and discretionary bonus awards are based upon the Board of Directors’ evaluation of FCBI’s and its subsidiary bank’s overall performance, the executive officer’s responsibilities, the executive officer’s individual job performance and the recommendations of the Chief Executive Officer. By basing the executive officers compensation level on the financial performance of FCBI on a consolidated basis, in addition to an individual’s job performance, the Board believes that it has aligned the executive officers’ incentives to maximize their compensation with increasing shareholder value. This compensation strategy is intended to reward our executive officers with an opportunity to receive above average compensation through outstanding performance by the executive officer and FCBI. The length of service of certain of our executive officers is consistent with the success of that strategy.

FCBI does not have a Compensation Committee. The Board believes that a standing  Compensation Committee is not necessary because the Board of Directors as a whole, exclusive of Mr. Price, determines the appropriate compensation levels. Our directors are very familiar with the standard compensation levels in the community, and are knowledgeable regarding the current trends for compensating their executive officers. In evaluating the salary of the Chief Executive Officer and President, the Board of Directors also considers: (i) the accomplishments and results of FCBI; (ii) the Chief Executive Officer and President’s responsibilities for implementation of predetermined goals and objectives during the calendar year; and (iii) the compensation paid to chief executive officers within a banking industry peer group.

Our executive compensation program enables the aggregate compensation of an individual executive officer to be comprised of separate compensation components and opportunities, which typically includes a base salary, an opportunity for a performance bonus, and eligibility to participate in various other performance-based compensation plans, as described in this analysis.

Base Salary

Our Board of Directors believes that the base salaries of our executive officers are at a competitive level with the average market rates for persons holding similar positions in the financial institution industry. Our executive officers’ base salaries are annually reviewed by the Board of Directors to determine whether an adjustment is warranted based upon our review of comparable market data available through the Florida Bankers Association and other sources related to executive compensation and an individual executive officer’s performance.

Annual Performance Bonus

Each executive officer is also given the opportunity to earn an annual performance bonus, generally in the range of 15% to 40% of the officer’s base salary. In the fiscal year ending December 31, 2007, bonuses were determined and paid to our executive officers based on: (i) FCBI’s overall performance during 2007 (using a discretionary evaluation); and (ii) the executive officer’s role in helping us to meet our overall performance goals, as set in consultation with the Chief Executive Officer.

Profit Sharing Plan

In 1973, Florida Community Bank adopted a Defined Contribution Benefits Plan (“Profit Sharing Plan”) for substantially all of its employees, including executive officers. The Profit Sharing Plan provides for contributions of a portion of our net profits to a trust for the benefit of participating employees. Our Board of Directors annually determines the amount of the contribution, which is also subject to the percentage of earnings limitations imposed by the Internal Revenue Code of 1986, as amended. All full-time employees, including executive officers, become eligible to participate in the Profit Sharing Plan when they have completed 12 months of service prior to the beginning of a Profit Sharing Plan year. An employee’s rights under the Profit Sharing Plan vest 20% after three years of service and an additional 20% for each of the next four years of service, being fully vested after seven years of credited service. A year of service means a Profit Sharing Plan year in which the employee has worked at least 1,000 hours. The Profit Sharing Plan also provides a 401(k) option to participants with certain incentive matching contribution provisions.

Our contributions are allocated to each participant in the proportion that an employee’s compensation bears to the compensation of all participants in the Profit Sharing Plan. The aggregate contribution for the Profit Sharing Plan for 2007 was $546,918.

Employee Stock Ownership Plan

In 2003, Florida Community Bank adopted a Defined Contribution Employee Stock Ownership Plan for the benefit of its employees (“ESOP”). The ESOP provides for contributions of a portion of our net profits to a trust for the benefit of participating employees. Our Board of Directors annually determines the amount of the contribution, which contribution is invested primarily in the capital stock of FCBI. Contributions are also subject to the percentage of earnings limitations imposed by the Internal Revenue Code of 1986, as amended. All full-time employees, including executive officers, become eligible to participate in the ESOP when they have completed 12 months of service prior to the beginning of an ESOP year. An employee’s rights under the ESOP vest 20% after three years of service and an additional 20% for each of the next four years of service, being fully vested after seven years of credited service. A year of service means an ESOP year in which the employee has worked at least 1,000 hours for us. The ESOP also contains a 401(k) option for participants, with certain incentive matching contribution provisions.

Our contributions are allocated to each participant in the proportion that an employee’s compensation bears to the compensation of all participants in the ESOP. The aggregate contribution for 2007 was $561,243.

2002 Key Employee Stock Compensation Program

At the 2002 Annual Meeting, our shareholders approved the 2002 Key Employee Stock Compensation Program (“Stock Program”) which allows for the grant of both incentive and non-statutory stock options to purchase shares of our common stock to our full-time employees, including our executive officers.

The purpose of the Stock Program is to advance FCBI’s interests by providing key employees an additional incentive and to attract additional persons of experience and ability to join our employee team in the future. We believe that FCBI’s long term interests will be advanced by providing our employees and executive officers with the same incentives as our other shareholders, which will motivate them to increase share value.  Incentive stock options are designed to result in beneficial tax treatment to the employee, but no tax deduction for us. An employee who is granted incentive stock options incurs tax liability only when he or she sells the stock which he or she acquires through the exercise of his or her options. Compensatory stock options do not give the employee the tax benefits of an incentive stock option, but a tax deduction is available to us and tax liability is incurred by the employee when the options are exercised.

Options granted under the Stock Program are exercisable in one or more installments and may be exercisable on a cumulative basis, as determined by a committee formed to administer the Stock Program (“Program Administrators”). The Board of Directors has selected Jon R. Olliff, as Chairman, Bernard T. Rasmussen, and James O’Quinn to serve as the Program Administrators.

The maximum number of shares of common stock which may be subject to options granted under the Stock Program at any given time is 388,591 shares. Under the Stock Program, participants may each be granted an option to purchase shares of common stock at a price not less than its “fair market value” (as that term is defined in the Stock Program) on the date the option is granted. Under no circumstances will the fair market value be less than one-and-one-half times the book value of the underlying common stock.

In no case are any options, however, exercisable for the first year following the date they are granted. In addition, no options may be exercisable for a term longer than 10 years from the date of the grant and in the case of an employee who owns more than 10% of the combined voting power of all classes of stock, the term of any incentive option will be limited to three years. None of our employees owns 10% or more of our common stock.

Options are not transferable, except in the case of the death of the optionee.  Furthermore, apart from an exception in the case of death or disability, all options terminate no later than 30 days following an optionee’s termination of employment.

In the event FCBI enters into an agreement to dispose of all or substantially all of its assets or stock, all options granted pursuant to the Stock Program shall become immediately exercisable. Furthermore, in the event of a change in control, or threatened change in control, all options granted pursuant to the Stock Program will become immediately exercisable; provided, however, that no options will be exercisable for a period of six months from the date of grant. The term “control” generally means the acquisition of 25% or more of FCBI’s voting securities by any person or group of persons acting in concert. This provision may have the effect of deterring hostile changes of control by increasing the costs of acquiring control.

The terms of the Stock Program may be amended by the Program Administrators, except that no amendment may increase the maximum number of shares included in the Stock Program, change the exercise price of the options, increase the maximum term established for any option, or permit a grant to a person who is not a full-time employee.

Board Committee Interlocks and Insider Participation in Compensation Decisions

Mr. Stephen L. Price, FCBI’s and Florida Community Bank’s Chief Executive Officer and President, also serves as a member of the Board of Directors. Mr. Price participated in the Board’s deliberations regarding executive compensation by making recommendations as to the other executive officers’ salaries, but did not participate in any of the discussions regarding his own compensation.

Compensation Report

Our Board of Directors has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based upon our review and discussion with management the Board of Director has authorized the Compensation Discussion and Analysis to be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2007.

Notwithstanding anything to the contrary set forth in any of FCBI’s previous filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement in whole or in part, the foregoing Compensation Report shall not be incorporated by reference into any such filings.

The foregoing report was respectfully submitted by Beauford E. Davidson, Charles Edwards, Patrick B. Langford, Jon R. Olliff, James O’Quinn, Stephen L. Price, Bernard T. Rasmussen, and Daniel G. Rosbough.

Compensation Tables

The following table sets forth compensation information regarding our Chief Executive Officer and President, the Chief Financial Officer, and our other most highly compensated executive officer whose aggregate compensation exceeded $100,000 in 2007.

2007 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	All Other Compensation	Total
Stephen L. Price FCBI & Florida Community Bank, CEO/President	2007 2006	$265,000 $240,000	$320,000 $370,000	$54,500(1) $61,800	$655,000 $671,800
Guy W. Harris FCBI & Florida Community Bank, Senior Vice President/CFO	2007 2006	$84,000 $80,000	$12,100 $10,800	$19,226(2) $18,160	$115,326 $108,960
Robert K. Mays Florida Community Bank, Executive Vice President	2007 2006	$205,000 $120,962	$85,000 $44,423	$35,500(3) 0	$325,500 $165,385
______________________________
(1)	Includes Directors fees and bonus of $25,000 and contributions of $7,000 to the Bank’s Profit Sharing Plan and $22,500 to the ESOP Plan.
(2)	Includes contributions of $9,613 to the Bank’s Profit Sharing Plan and $9,613 to the ESOP Plan.
(3)	Includes contributions of $17,750 to the Bank’s Profit Sharing Plan and $17,750 to the ESOP Plan.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table provides information as of December 31, 2007, regarding the FCBI stock options that have been awarded to the named executive officers under FCBI’s Stock Program.  The information listed below pertains to those stock options or portions thereof which have not yet been exercised and are currently outstanding.

2007 Outstanding Equity Awards at Fiscal Year-End Table

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable

Stephen L. Price FCBI & Florida Community Bank President/CEO	59,719 16,587 41,471 12,960	0 0 10,369 8,640	$6.03 $11.57 $13.26 $18.06	10/25/2011 12/22/2013 9/15/2014 12/15/2015

Guy W. Harris FCBI & Florida Community Bank Senior Vice President/CFO	3,546	2,214	$18.06	12/15/2015

Robert K. Mays Florida Community Bank Executive Vice President	0	0	0	0

Reserved Shares under Stock Program

The following table sets forth information about the number of shares reserved for issuance under the Stock Program.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance

Equity compensation plans approved by security holders	232,522	$10.19	88,486
Equity compensation plans not approved by security holders	0	0	0
Total	232,522	$10.19	88,486

Director Compensation

The following table reflects the compensation paid to FCBI’s directors in 2007 or changes in the value of their deferred compensation accounts.

2007 Director Compensation Table

Name(1)(2)	Fees Earned or Paid in Cash ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)

Beauford E. Davidson	$25,000	$21,750	$46,750

Charles Edwards(3)	$0	0	$0

Patrick B. Langford	$25,000	0	$25,000

Lewis J. Nobles, Jr.	$21,027	$9,183	$30,210

Jon R. Olliff	$25,000	0	$25,000

James O’Quinn	$25,000	0	$25,000

Bernard T. Rasmussen	$21,510	$9,183	$30,693

Daniel G. Rosbough	$25,000	0	$25,000
                            ___________________
(1) The compensation information for Director Stephen L. Price was previously included in the executive compensation tables above; therefore it is not repeated in this table.
(2)  Lewis J. Nobles, Jr. retired on January 17, 2008.
(3)  Mr. Edwards was elected to the Board of Directors on January 17, 2008, to fill the vacancy    created by Mr. Nobles’ departure.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS,
AND CERTAIN CONTROL PERSONS

FCBI does not make loans to its directors or executive officers. We encourage our directors, officers, and employees, however, to have banking relationships with our subsidiary, Florida Community Bank. Loans made to directors, executive officers, and principal shareholders, defined as individuals owning 10% or more of the bank’s common stock are governed under the provisions of Section 22(h) of the Federal Reserve Act, which requires that any loans made to such people, or to any of their related interests, must: (i) be on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features. All such loans conformed to such characteristics in 2007. There is, however, an exception for loans made to such employees that are made pursuant to a benefit or compensation package that is widely available to all employees and does not give a preference to directors, executive officers, and principal shareholders. There is also an aggregate limit of the greater of $25,000, or 5% of the amount of Florida Community Bank’s unimpaired capital and unimpaired surplus on all loans to an individual, unless the amount has been approved by the Board of Directors and the prospective borrower has abstained from participating in the voting.

There is a further exception regarding loans to executive officers of Florida Community Bank. Executive officers are those individuals who participate, or who have authority to participate, in major policymaking functions of Florida Community Bank, regardless of their title. Florida Community Bank may lend any otherwise permissible sum of money to an executive officer for: (i) financing the education of the officer’s children; (ii) a first mortgage on the officer’s residence which has been approved by the Board of Directors; or (iii) a loan secured by certain low-risk collateral. Florida Community Bank may also lend up to the higher of $25,000 or 2.5% of its unimpaired capital and unimpaired surplus (but never more than $100,000) to an executive officer for any other purpose.

As of December 31, 2007, Florida Community Bank had an aggregate total of $4,396,525 outstanding in loans and other extensions of credit to its directors and executive officers. Florida Community Bank also makes loans in the normal course of business to FCBI’s shareholders. There are no shareholders who own 10% or more of our common stock and as such, the loans to shareholders are not included in the $4,396,525 aggregate amount. All of the outstanding loans to directors and executive officers are performing pursuant to their terms.

In addition, during 2007, we paid Langford Ford, Inc., a business interest of director Patrick B. Langford, a total of $298,132 for automobiles and related services. We also paid to Rosbough Enterprises, Ltd., of which director Daniel G. Rosbough is a general partner, $164,616 in 2007, to lease our Cypress Lake branch office. In Florida Community Bank’s normal course of business, it also sells loan participations in arms-length transactions to certain of its directors and parties related to directors. The balance of participations sold to these parties at December 31, 2007, was $7,709,289.

Florida Community Bank’s Board of Directors in evaluating any related party transactions, including the ones described above, considers the terms of such transactions to determine if the transaction is fair and reasonable to Florida Community Bank. Any deliberations on the transaction are conducted without the related person being present, and the related person must abstain from voting on the matter.  The disinterested members of the Board of Director conduct a review of all related party transactions for potential conflicts of interest.  All such transactions must be approved by the Board of Directors, and to the extent such transactions are ongoing business relationships with FCBI or Florida Community Bank, such transactions are reviewed annually.  All related party transactions are evaluated to ensure such relationships are on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms’ length.

PROPOSAL II
AMENDMENT TO FCBI’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

By unanimous vote at a regular meeting held on January 17, 2008, our Board of Directors approved an amendment to Article III, Section 1 of our Articles of Incorporation to increase the number of authorized shares of common stock of FCBI from 10,000,000 to 25,000,000. Such approval by the Board is subject to the approval of such amendment by the holders of a majority of the outstanding shares of our common stock. The full text of the amendment is:

ARTICLE III – CAPITAL STOCK

Section 1 – Classes of Stock: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 30,000,000, consisting of:

A.	25,000,000 shares of common stock, par value one cent ($0.01) per share (“Common Stock”); and

B.	5,000,000 shares of preferred stock, par value one cent ($0.01) per shares (“Preferred Stock”).

The remainder of Article III shall remain unchanged following the effectiveness of the proposed amendment.

The Board of Directors recommends that the shareholders approve the proposed amendment because it considers such amendment to be in the best long-term and short-term interests of FCBI, its shareholders and its other constituencies. The proposed increase in the number of authorized shares of common stock will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions approved by the Board of Directors, including, among others, stock splits, stock dividends, stock incentive plans, acquisitions and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes without delay or the necessity for a special shareholders’ meeting (except as may be required by applicable law or regulatory authorities) will be beneficial to FCBI by providing it with the flexibility to consider and respond to future business opportunities and needs as they arise. The availability of such additional shares will also enable us to act promptly when the Board of Directors determines that the issuance of additional shares of common stock is advisable. It is possible that shares of common stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares currently outstanding.

We do not have any immediate plans, agreements, arrangements, commitments or understandings with respect to the issuance of any additional shares of our common stock that would be authorized upon approval of the proposed amendment. However, as described below, we have a relatively small number of authorized but unissued shares that are not already reserved for issuance, and if the proposed amendment is not approved, our flexibility to pursue potential future transactions or compensation arrangements involving our stock will be limited.

Under our Articles of Incorporation, we currently have authority to issue 10,000,000 shares of common stock, par value $.01 per share, of which 7,909,261 shares were issued and outstanding as of December 31, 2007. There are also 388,591 shares reserved for issuance under our 2002 Key Employee Stock Compensation Program. There are no preemptive rights with respect to our common stock.

The Board of Directors Recommends that Shareholders Vote “FOR” the Amendment of the Articles of Incorporation.

PROPOSAL III
ADJOURNMENT OF THE ANNUAL MEETING

We also seek your approval to adjourn the Annual Meeting in the event that there are insufficient numbers of votes to approve Proposal I or Proposal II at the Annual Meeting. In order to permit proxies that we receive to be voted for an adjournment, we are submitting this Proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 30 days, there will be no notice to shareholders of the time or place of the reconvened meeting, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “FOR” the Approval of the Adjournment of the Annual Meeting.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2007, all of our directors and executive officers who own our stock filed Form 4s and/or Form 5s with the Securities and Exchange Commission. The information on these filings represents the current ownership position of these individuals. Based solely on the review of copies of the filings we have received or written representations from such reporting persons, it is our belief that during 2007, all such filings applicable to our officers, directors, or 10% shareholders were submitted timely.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for the 2009 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at our corporate office at 1400 North 15th Street, Immokalee, Florida 34142-2189, on or before November 20, 2008. Proposals must comply with the Securities and Exchange Commission’s proxy rules as provided in 17 C.F.R. Section 240.14a-8 in order to be included in our proxy materials.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by FCBI. Proxies may be solicited by directors, officers, or our other employees, in person or by telephone, e-mail, or mail.

AVAILABILITY OF FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

Accompanying this Proxy Statement is our 2007 Annual Report and Form 10-K, which include our audited financial statements. Additional copies of the Annual Report and Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy should contact: Guy W. Harris, Chief Financial Officer, Florida Community Banks, Inc., 1400 North 15th Street, Immokalee, Florida 34142.

We currently file periodic reports with the Securities and Exchange Commission (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.). We file these periodic reports electronically via EDGAR, and they can be reviewed at the Securities and Exchange Commission’s website: www.sec.gov. They can also be inspected and copied at the Securities and Exchange Commission’s Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.

FLORIDA COMMUNITY BANKS, INC.
March 13, 2008

REVOCABLE PROXY
FLORIDA COMMUNITY BANKS, INC.
ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of Florida Community Banks, Inc. (“FCBI”), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of FCBI which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at FCBI’s corporate headquarters, located at 1400 North 15th Street, Immokalee, Florida 34142, on April 24, 2008, at 5:30 p.m., and at any and all adjournments thereof.

The undersigned shareholder of FCBI may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of FCBI, a written notice of revocation, by delivering to FCBI a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL I: The election of eight members of the Board of Directors, each for a one-year term;
To withhold authority for any nominee, cross through his name:
Beauford E. Davidson                                                 Charles Edwards                                           Patrick B. Langford
Jon R. Olliff                                                 James O’Quinn                                           Stephen L. Price
Bernard T. Rasmussen                                                           Daniel G. Rosbough
		FOR □	WITHHOLD AUTHORITY FOR ALL □
PROPOSAL II: The amendment of FCBI’s Articles of Incorporation to increase the number of authorized shares of FCBI common stock.	FOR □	AGAINST □	ABSTAIN □
PROPOSAL III: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposal I or Proposal II.	FOR □	AGAINST □	ABSTAIN □

IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof.

NOTE:  When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title.  If shareholder is a corporation, please sign in full corporate name by president or other authorized officer.  If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from FCB, prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated March 13, 2008.

No. of Common Shares Voting: _________                                                                                Signature:  ____________________________________________

Signature if held jointly: _________________________________
ADDRESS LABEL
Date: ________________________________________________

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

CHARTER OF THE AUDIT COMMITTEE OF FLORIDA COMMUNITY BANKS, INC. AND FLORIDA COMMUNITY BANK

ARTICLE 1

DUTIES AND RESPONSIBILITIES

Section 1.1 General Purpose. The Audit Committee of Florida Community Banks, Inc. (“FLCM”) and Florida Community Bank ("the Bank") (collectively, the “Company”), is a committee of the Board of Directors of FLCM and the Bank (collectively “Board”). The primary purpose of the Audit Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to:

(a) The Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports;

(b) The Company’s compliance with legal and regulatory requirements;

(c) The qualifications, independence and performance of the certified public accountants engaged as the Company’s outside Independent Auditor; and

(d) The performance of the Company’s internal audit, external compliance, technology and other non-financial third party auditors and;

(e) General oversight of the risk management function.

The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Audit Committee,  the Independent Auditor, the internal auditors, examiners, and management of the Company.

Section 1.2 Reporting to Board; Board Responsibility. The Audit Committee shall report regularly to the Board. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Independent Auditors and any advisors to the Audit Committee as well as the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee shall have the authority, to the extent it deems necessary, to retain special legal, accounting or other consultants to advise the Audit Committee, to be paid at the expense of the Bank or FLCM (as appropriate), without the prior permission or approval of the Board or of the management of the Company. The Audit Committee’s functions and procedures should remain flexible to address changing circumstances most effectively.

To implement the Audit Committee’s purpose and policy, the Audit Committee shall be charged with the functions and processes as delineated in this Section 1.2 to the extent the Audit Committee deems necessary or appropriate, with the understanding, however, that the Audit Committee may supplement or (except as otherwise required by law or the applicable rules of the Securities and Exchange Commission or its designate) deviate from these activities as appropriate under the circumstances.

It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Independent Auditors to audit those financial statements. These functions shall not be the responsibility of the Audit Committee, nor shall it be the Audit Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to generally accepted accounting principles or otherwise comply with applicable laws.

Section 1.3 Oversight of the Independent Auditor. An “Independent Auditor” is any certified public accountant performing or participating in providing financial attestation services to FLCM and/or its affiliates, and any accounting firm, including a corporation, proprietorship, partnership or other business comprised of Independent Auditors providing financial attestation services to FLCM and/or its affiliates. The Independent Auditor shall report directly to and be overseen by the Audit Committee.

(a) The Audit Committee shall evaluate the performance of the Independent Auditor, to assess their qualifications and to determine whether to retain or to terminate the existing Independent Auditor or to appoint and engage new Independent Auditors for the ensuing year, which retention shall be subject to applicable stockholder approval.

(b) The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

(c) The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating:

(i)	the internal quality control procedures of the Independent Auditor;

(ii)	material issues raised by the Independent Auditor’s most recent quality-control review;

(iii)	steps taken to deal with the material issues raised in the quality-control review; and

(iv)
all relationships between the Independent Auditor, and FLCM and/or its affiliates, consistent with Independence Standards Board Standard 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor’s objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

(d) The Audit Committee shall ensure the rotation of the lead audit partner and the “concurring or reviewing partner” every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

(e) The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

(f) The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by Company of individuals formerly employed by the Independent Auditor.

(g) The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

(h) The Audit Committee shall review with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and to resolve any conflicts regarding financial reporting.

(i) The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special audit steps taken in the event of material control deficiencies.

(j)  The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management’s response, if any, to such letter.

(k) The Audit Committee shall consider and review with management, the Independent Auditor, outside counsel, as appropriate, and, in the judgment of the Audit Committee, such special counsel, separate accounting firm and other consultants and advisors as the Audit Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Section 1.4 Oversight of Risk Management and the Internal Audit Function.

(a) The Audit Committee shall review the appointment, performance, and termination of the Director of Internal Audit, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Internal Audit function.

(b) The Audit Committee shall approve the annual Internal Audit Plan and seek to assure the comprehensive coverage of significant risk areas.

(c) The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

(d) The Audit Committee shall review significant Internal Audit reports (“Reports”) and/or recommendations prepared by Internal Audit and review management’s responses to the Reports and/or recommendations.

(e) The Audit Committee shall review and approve FLCM’s and the Bank’s insurance program , including the directors’ and officers’ liability policy.

(f) The Audit Committee shall discuss material legal matters with the Bank’s legal counsel, including matters reflected in the Quarterly Litigation Report.

(g) The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(h) The Audit Committee shall review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethical Conduct, including review and approval of insider and affiliated-party transactions.

(i) The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in FLCM’s annual proxy statement.

Section 1.5 Compliance Oversight Responsibilities. The Audit Committee shall have oversight responsibility for FLCM and its affiliates’ compliance with banking regulations. The Audit Committee may rely on internal and external specialists to conduct periodic reviews for compliance with regulations.

Section 1.6 Oversight of the Integrity of the Financial Statements.

(a) Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with FLCM’s 10-K filings.

(b) The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to FLCM’s 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

(c) The Audit Committee shall review with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under

GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

(d) The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of FLCM’s financial statements.

(e) The Audit Committee, periodically, shall meet in separate sessions with the Independent Auditor, the Director of Internal Audit,  the Compliance Officer, and  senior management to discuss any matters that the Audit Committee, the Independent Auditor, Internal Audit,  the Compliance Officer,  or senior management believes should be discussed privately with the Audit Committee.

(f) The Audit Committee shall discuss with the Independent Auditor and management the effect of off-balance sheet structures on FLCM’s financial statements.

ARTICLE 2

ORGANIZATION

Section 2.1 Membership. The Audit Committee will consist of no fewer than three (3) members of the Board. All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (“SEC”) applicable to audit committee members as in effect from time to time when and as required by SEC, shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of FLCM or any current subsidiary of FLCM at any time during the prior three years. At least one member of the Audit Committee shall have experience or background that results in that member’s meeting the “financial sophistication” requirements. A member of the Audit Committee who is a “financial expert” under the regulations of the Securities and Exchange Commission will be presumed to have financial sophistication for purposes of the preceding sentence.

Section 2.2 Appointment and Term. The Board will nominate the Chair and other members of the Audit Committee for a term of one year.

 Section 2.3 Duties of Chair. The Chair will preside at all meetings of the Audit Committee and perform any duties as may be assigned by the Board from time to time.

Section 2.4 Secretary of Committee. The Chair of the Audit Committee will appoint a Secretary of the Audit Committee, subject to approval by the Audit Committee. The Secretary is not required to be a member of the Board but must be an employee of the Company or the Bank.

Section 2.5 Vacancies. All vacancies on the Audit Committee, however created, may be filled by the Company Board. Each member so appointed will hold office until the expiration of the appointed term and until a successor is appointed and qualified.

Section 2.6 Meetings. Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate.

Section 2.7 Voting. If the Audit Committee is comprised of an even number of directors, one-half of the number of directors will constitute a quorum for the transaction of business. If the Audit Committee is comprised of an odd number of directors, a majority of the Audit Committee members will constitute a quorum for the transaction of business. Every action consented to by a majority of the Audit Committee members present at a meeting (at which a quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or Bylaws of FLCM or applicable law.

Section 2.8 Minutes. The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of FLCM or the Bank. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

Section 2.9 Telephone Conference Meetings. Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

Section 2.10 Amendments. The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

FLCM & FCB Board Audit Committee Charter revised 10/2007